Filed Pursuant to Rule 497(d)




                        INSURED MUNICIPALS INCOME TRUSTS
                      INVESTORS' QUALITY TAX-EXEMPT TRUSTS
                  VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES
                    VAN KAMPEN MERRITT INSURED INCOME TRUSTS
                VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUSTS
                VAN KAMPEN FOCUS PORTFOLIOS INSURED INCOME TRUSTS
               VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES
                        VAN KAMPEN INSURED INCOME TRUSTS


                         Supplement to the Prospectuses


   On June 1, 2010, Invesco Ltd. ("Invesco") completed its previously announced acquisition of the retail asset management business of Morgan Stanley, which includes Van Kampen Investments Inc. Van Kampen Investments Inc. is now an indirect wholly owned subsidiary of Invesco, a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor, Van Kampen Funds Inc., remains a wholly owned subsidiary of Van Kampen Investments Inc. The principal office of the Sponsor is now located at 11 Greenway Plaza, Houston, Texas 77046-1173. The current assets under management and supervision by Invesco and its affiliates were valued at approximately $580 billion as of March 31, 2010.


Supplement Dated: June 9, 2010